EXHIBIT 32.2


                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


     In connection with the accompanying quarterly report on Form 10-Q of Bridge Capital Holdings for the quarter ended June 30, 2006, I, Thomas A. Sa, Executive Vice President and Chief Financial Officer of Bridge Capital Holdings, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) such Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of Bridge Capital Holdings.


Date: August 3, 2006                               /s/ THOMAS A. SA
                                                   _____________________________
                                                   Thomas A. Sa
                                                   Executive Vice President and
                                                   Chief Financial Officer
                                                   (Principal Financial Officer)